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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 29, 2003

                                 --------------

                               FOTOBALL USA, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                      0-24608             33-0614889
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   (State or other jurisdiction of       Commission File      (I.R.S. Employer
    incorporation or organization)           Number          Identification No.)

                   6740 Cobra Way, San Diego, California 92121
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              (Address of principal executive offices and zip code)

                                 (858) 909-9900
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)




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ITEM 7.       Financial Information and Exhibits

                 (c) Exhibits

                         99.1 Press release issued by Fotoball USA, Inc. on July 28, 2003.


ITEM 9.       Regulation FD Disclosure

         In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         On July 28, 2003, Fotoball USA, Inc. (the "Company") issued a press release entitled "Fotoball USA Announces Receipt of Unsolicited Non-Cash Offer, Formation of a Special Committee and Suspension of Stock Buyback Plan." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information is being provided under Item 9 in place of Item 12 per interim guidance provided by the SEC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      FOTOBALL USA, INC
                              -----------------------------------
                                         (Registrant)


Dated: July 29, 2003     BY:  /s/ Thomas R. Hillebrandt
                              ---------------------------------
                              Thomas R. Hillebrandt
                              Senior Vice President and Chief Financial Officer
                              (Principal Financial and Accounting Officer)






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